UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2020

SURGE HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-52522	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3124 Brother Blvd, Suite 104

Bartlett TN 38133

(Address of principal executive offices, including zip code)

901-302-9587

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Agreement and Exchange and Assignment Agreement

On June 23, 2020, Surge Holdings, Inc. (the “Company”) entered into an Exchange Agreement (the “AltCorp Exchange Agreement”) with AltCorp Trading LLC (“AltCorp”) with such AltCorp Exchange Agreement being consented and agreed to by GBT Technologies, Inc. (“GBT”), the parent of AltCorp.

On September 27, 2019, the Company issued a Convertible Promissory Note for the benefit of GBT in the principal amount of $4,000,000 (the “Note”). GBT subsequently assigned the Note to AltCorp on February 3, 2020.

Pursuant to the AltCorp Exchange Agreement, the Company and AltCorp agreed to exchange $2,750,000 of principal (and related interest, fees, and expenses) of the Note for 5,500,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). AltCorp agreed to a one-year lock-up on the 5,500,000 shares (the “AltCorp Shares”). At the expiration of the lock-up period, in the event the VWAP for the Common Stock was, during the preceding twenty day trading period, at less than $0.50 per share, AltCorp shall have the right to receive additional shares of Common Stock equal to the True-Up Value (as defined in the AltCorp Exchange Agreement).

On June 23, 2020, the Company entered into an Exchange and Assignment Agreement (the “Glen Eagles Exchange Agreement”) with AltCorp and Glen Eagles Acquisition LP (“Glen Eagles”) with such Glen Eagles Exchange Agreement being consented and agreed to by GBT. Pursuant to the Glen Eagles Exchange Agreement, the Company and AltCorp agreed to exchange $1,250,000 of principal (and related interest, fees, and expenses) of the Note for 2,500,000 shares of Common Stock (the “Glen Eagles Shares”) with the Glen Eagles Shares being immediately and irrevocably issued and assigned by AltCorp to Glen Eagles. Glen Eagles agreed to a leak-out whereby it could sell up to 7,500 shares of Common Stock per trading day. On June 23, 2021, in the event the VWAP for the common stock was, during the preceding twenty day trading period, at less than $0.50 per share, Glen Eagles shall have the right to receive additional shares of Common Stock equal to the True-Up Value (as defined in the Glen Eagles Exchange Agreement). The True-Up Value takes into account the amount (net of commissions, brokerage fees, and clearing costs) Glen Eagles received from its previous sales of the Glen Eagles Shares. The right to receive further shares would be null and void if Glen Eagles violates the leak-out provision.

Stock Cancellation Agreement

On June 23, 2020, the Company entered into a Stock Cancellation Agreement with Yossi Attia (the “Stock Cancellation Agreement”). Prior to entering into the Stock Cancellation Agreement, Mr. Attia owned 3,333,333 shares of Common Stock (the “Attia Shares”) without a restrictive legend. Pursuant to the Stock Cancellation Agreement, the Company agreed to pay $500,000 to Mr. Attia for the return and cancellation of 2,380,952 of the Attia Shares. The Company has the option, on or prior to July 23, 2020, to pay Mr. Attia $0.21 per share for the return and cancellation of any or all of the remaining 952,381 Attia Shares. An executed undated share cancellation form for the remaining 952,381 Attia Shares is being held in escrow pending payment by the Company.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of and does not purport to be a complete description of the rights and obligations of the parties to the AltCorp Exchange Agreement, the Glen Eagles Exchange Agreement, and the Stock Cancellation Agreement and such descriptions are qualified in their entirety by reference to the full text of the AltCorp Exchange Agreement, the Glen Eagles Exchange Agreement, and the Stock Cancellation Agreement, which are attached as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The issuance of the AltCorp Shares, the issuance of the Glen Eagles Shares, and the possible issuances of True-Up Shares pursuant to the AltCorp Exchange Agreement and the Glen Eagles Exchange Agreement, were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transactions, size of the offerings, manner of the offerings and number of securities offered. The Company did not undertake offerings in which it sold a high number of securities to a high number of investors. In addition, the investors had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since the investors agreed to, and received, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

In June 2020, the Company sold and issued 1,585,714 shares of Common Stock to four accredited investors for a price of $0.35 per share for gross proceeds of $555,000 (the “June Shares”). In addition, Kevin Brian Cox, the Company’s Chief Executive Officer and member of the Company’s Board of Directors, sold 1,585,714 shares of Common Stock that he owned to the same four accredited investors for a price per share of $0.001 per share for total proceeds to Mr. Cox of $1,586. The issuance of the June Shares was not registered under the Securities Act, but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transactions, size of the offerings, manner of the offerings and number of securities offered. The Company did not undertake offerings in which it sold a high number of securities to a high number of investors. In addition, the investors had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since the investors agreed to, and received, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

Exhibit No	Description
10.1	Exchange Agreement between Surge Holdings, Inc. and AltCorp Trading LLC, dated June 23, 2020.
10.2	Exchange and Assignment Agreement among Surge Holdings, Inc., AltCorp Trading LLC, and Glen Eagles Acquisition LP, dated June 23, 2020.
10.3	Stock Cancellation Agreement between Surge Holdings, Inc. and Yossi Attia, dated June 23, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGE HOLDINGS, INC.

Date: June 29, 2020	By:	/s/ Anthony Evers
Anthony Evers
Chief Financial Officer